iShares®

iShares, Inc.

Supplement dated March 21, 2018

to the Summary Prospectus and

Prospectus, each dated December 29, 2017, and

Statement of Additional Information (the “SAI”)

dated December 29, 2017 (as revised March 6, 2018),

for the iShares MSCI EM ESG Optimized ETF (ESGE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective March 21, 2018, the number of shares in a Creation Unit, and the approximate value of one Creation Unit of the Fund as of March 21, 2018 (based on net asset value as of March 20, 2018), are as follows:

Fund Name	Creation Unit Size	Approximate Value of a Creation Unit as of March 21, 2018
iShares MSCI EM ESG Optimized ETF	100,000 shares per unit	7,710,923.96

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-ESGE-0318

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